Exhibit 4.1

NUMBER SHARES ICORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND CAPITAL BANCORP, INC. AUTHORISED TO ISSUE 10 MILLION SHARES COMMON STOCK - $0.01 PAR VALUE EACH THIS CERTIFIES THAT IS THE REGISTERED HOLDER OF SHARES TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDEROF THIS CERTIFICATE PROPERLY ENDORSED IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORISED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED THIS DAY OF A.D. PRESIDENT SECRETARY

The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") or the securities laws of any state (the "State Acts"), and may not be sold or otherwise transferred (whether or not for consideration) by the registered holder hereof except upon the issuance to the Company of a favorable opinion of its counsel and/or submission to the Company of such other evidence as may be satisfactory to counsel to the Company to the effect that any such transfer shall not be in violation of the Act and the States Acts.

The Following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may be used though not in the list. TEN COM as tenants in common TEN ENT as tenants by the entireties JT TEN as joint tenants with right of survivorship and not tenants in common UNIF GIFT MIN ACT Custodian (Minor) under Uniform Gifts to Minors Act (State) UNIF TRF MIN ACT Custodian (Minor) under (State) Uniform Transfer to Minors Act PLEASE INSERT SOCIAL SECURITY OR OTHER INDENTIFYING NUMBER OF ASSIGNEE For value received, the undersigned hereby sells, assigns and transfers unto PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASIGNEE Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitutionin the premises. Dated, In the presence of. NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.